UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2018

Benefit Street Partners Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9 West 57th Street, Suite 4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Wells Fargo Repo Facility

On November 21, 2018, Benefit Street Partners Realty Trust, Inc. (the “Company”), through its indirect wholly-owned subsidiary, BSPRT WFB LOAN, LLC (the “Seller”), entered into a Master Repurchase and Securities Contract (the “Wells Fargo Repo Facility”) with Wells Fargo Bank, National Association (the “Buyer”). The Wells Fargo Repo Facility provides up to $175.0 million in advances, subject to adjustment, and bears interest at a per annum base rate plus an applicable margin. The initial maturity date of the Wells Fargo Repo Facility is November 21, 2020, with three one-year extensions at the Company’s option, which may be exercised upon the satisfaction of certain conditions. The Wells Fargo Repo Facility acts in the manner of a revolving credit facility that can be repaid as the Company’s assets are paid off and re-drawn as advances against new assets. The Company expects to use advances on the Wells Fargo Repo Facility to finance the acquisition or origination of eligible loans, including first mortgage loans, junior mortgage loans, mezzanine loans, and participation interests therein.

In connection with the Wells Fargo Repo Facility, the Company entered into a Guarantee Agreement, dated as of November 21, 2018 (the “Guarantee Agreement”) under which the Company agreed to guarantee certain obligations of the Seller under the Wells Fargo Repo Facility.

The Wells Fargo Repo Facility and the Guarantee Agreement contain representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of this type, and the Wells Fargo Repo Facility contains financial and other covenants applicable to the Seller. In addition, the Guarantee Agreement contains financial covenants that require the Company to satisfy certain minimum net worth requirements.

The Company will file the Wells Fargo Repo Facility and the Guarantee Agreement with the Securities and Exchange Commission as exhibits to its Annual Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: November 28, 2018